SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 12, 2002

SunTrust Banks, Inc.

(Exact name of registrant as specified in its charter)

Georgia	001-08918	58-1575035

(State of incorporation)	Commission File Number	(IRS employer identification)

303 Peachtree St., NE
Atlanta, Georgia	30308

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: 404-588-7711

SIGNATURE
Press Release, Dated July 12, 2002

Item 5.	Other Events.

On July 12, 2002, SunTrust Banks, Inc. (“SunTrust”) issued a press release announcing certain executive appointments. The press release is filed herewith as Exhibit 99.1 and is hereby incorporated herein by reference in its entirety.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Number	Description

99.1	Press release, dated July 12, 2002, issued by SunTrust

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SUNTRUST BANKS, INC.

By:	/s/ Raymond D. Fortin

Raymond D. Fortin
Senior Vice President
and Corporate Secretary

Date: July 15, 2002